UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2008

TEAM FINANCE LLC

(Exact name of registrant as specified in its charter)

Delaware	333-932495	20-3818106
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

HEALTH FINANCE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-932495	20-3818041
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Winston Road Knoxville, Tennessee 37919		37919
(Address of principal executive offices)		(Zip Code)

(800) 342-2898
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On March 12, 2008, Robert C. Joyner formally notified Team Finance LLC and Health Finance Corporation of his retirement, effective June 30, 2008, from his position as Executive Vice President, General Counsel and Secretary of each of Team Finance LLC, Team Health, Inc. and Health Finance Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEAM FINANCE LLC

Date: March 27, 2008	By:	/s/ David P. Jones
	Name:	David P. Jones
	Title:	Chief Financial Officer

HEALTH FINANCE CORPORATION

Date: March 27, 2008	By:	/s/ David P. Jones
	Name:	David P. Jones
	Title:	Chief Financial Officer